Exhibit 10.4

DATED THIS l DAY OF JUNE 2021

BETWEEN

SOLAR BINA ENGINEERING SDN BHD

(“RETIRING PARTY”)

AND

XIAMEN SOLAR FIRST ENERGY TECHNOLOGY CO., LTD

(“CONTINUING PARTY”)

AND

FOUNDER ENERGY SDN BHD

(“SUBSTITUTE PARTY”)

DEED OF NOVATION

DS_1 SP (Pin 1/2017)

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

SIJIL SETEM

ASAL

STAMP CERTIFICATE

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	FPX TRANSACTIONS
No. Adjudikasi *Adjudication No.*	G01BD63884XB0HL (SALINAN 1/2)
Jenis Surat Cara *Type Of Instrument*	DEED OF NOVATION SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	01/06/2021
Balasan *Consideration*	RM 0.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
SOLAR BINA ENGINEERING SDN BHD, NO SYARIKAT 201501018317 (1143649-A)

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
XIAMEN SOLAR FIRST ENERGY TECHNOLOGY CO., LTD, NO SYARIKAT 91350211568407786T; FOUNDER ENERGY SDN BHD, NO SYARIKAT 202101013707 (1414006-X)

Butiran Harta / Suratcara *Property / Instrument Description*

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Sijil Setem *Stamp Certificate No.*	B0HL0A217870079
Tarikh Penyeteman *Date of Stamping*	23/06/2021
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 10.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 10.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 12

LEMBAGA HASIL DALAM NEGERI
LHDN MALAYSIA

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600 2/1/2(58)

Tarikh Cetak *Printed Date* : **30/06/2021 02:51:30**

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
The authenticity of this Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app
Ini adalah cetakan komputer dan tidak perlu ditandatangani
This is a computer generated printout and no signature is required

--- *tamat/end* ---

DEED OF NOVATION

This Deed of Novation (“Deed”) is made on the day of 1 JUNE 2021.

BETWEEN

(1)	The party whose name, particulars, and details are as stated in Section 1 of Schedule 1 (“Retiring Party”) of the first part;

AND

(2)	The parties whose name, particulars, and details are as stated in Section 2 of Schedule 1 (“Continuing Party”) of the second part;

AND

(3)	The party whose name, particulars, and details are as stated in Section 3 of Schedule 1 (“Substitute Party”) of the third part.

(Each known as a “Party” and collectively as the “Parties”)

RECITALS

A.	By a distributorship agreement entered between the Retiring Party and the Continuing Party dated 1 January 2020 (“Distribution Agreement”), the Continuing Party has granted the Retiring Party an exclusive distributor right to distribute and sell the Continuing Party’s solar mounting systems in the territory of Malaysia upon the terms and conditions of the Distribution Agreement. A copy of the Distribution Agreement is attached hereto as Annexure A.

B.	In tandem with the mutual agreement made between the Retiring Party and Substituting Party, the Substitute Party has agreed to replace the Retiring Party and assume its rights and obligations pursuant to the Distribution Agreement.

C.	The Parties hereto have agreed to novate the Distribution Agreement to the Substitute Party upon the terms and subject to the conditions contained herein.

NOW IT IS HEREBY AGREED as follows: -

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Deed, (except where the context otherwise requires) the words and expressions set out below shall have the following meanings: -

“Deed”	means this deed of novation and all the Annexures and Schedules hereto as the same may be amended, varied, modified or supplemented by the Parties in writing from time to time;

“Effective Date”	shall have the meaning ascribed to it in Clause 2.2(a) of this Deed; and

“Distribution Agreement”	shall have the meaning ascribed to it in Recital A of this Deed.

1.2	In this Deed, unless the context otherwise requires: -

(a)	reference to any statutory provision shall include such provision as shall be amended from time to time, whether before, on or (in the case of any re-enactment, or consolidation without substantive amendments) after the date hereof, and shall be deemed to include provisions of earlier legislation which have been re-enacted (with or without modification) or replaced (directly or indirectly by such provision) and shall further include all statutory instruments or orders from time to time made pursuant thereto;

(b)	reference to persons shall include individuals, bodies corporate, firms, partnerships or unincorporated associations;

(c)	all headings, sub-headings and table of contents herein are for the purpose of reference only and do not form part of this Deed and shall not be deemed to alter or affect the meaning of any of the provisions hereof;

(d)	references to “this Deed” or any other agreement or document shall be construed as a reference to such agreement or document as amended, modified or supplemented and in effect from time to time and shall include a reference to any document which amends, modifies or supplements it, or is entered into, made or given pursuant to or in accordance with its terms;

(e)	a reference to Recitals, Clauses, Schedules and Appendices are references to recitals and clauses of and schedules and appendices to this Deed unless otherwise stipulated;

(f)	references to the singular number shall include references to the plural number and vice versa;

(g)	words denoting one gender include the other gender;

(h)	words denoting persons shall include their respective heirs, personal representatives, successors-in-title or permitted assigns, as the case may be;

(i)	where a word or phrase is given a defined meaning in this Deed, any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning;

(j)	where a word or phrase indicates an exception to any of the provisions of this Deed and a wider construction is possible, such word or phrase is not to be construed ejusdem generis with any foregoing words or phrases and where a word or phrase serves only to illustrate or emphasise any of the provisions of this Deed, such word or phrase is not to be construed, or to take effect as limiting the generality of such provision;

(k)	any reference to “pay”, or cognate expressions, includes payments made in cash or effected through inter-bank transfer to the account of the payee, giving the payee access to immediate available, freely transferable, cleared funds;

(l)	no rule of construction shall apply to the detriment of either Party by reason of that Party having control and/or was responsible for the preparation of this Deed or any part thereof;

(m)	in carrying out its obligations and duties under this Deed, the Parties shall have an implied obligation of good faith;

(n)	any reference to “writing”, or cognate expressions, includes any communication effected by facsimile transmission, electronic mail or other comparable means agreed by both Parties;

(o)	English is the governing language of this Deed and shall prevail over any translations that shall be made of this Deed. All correspondence, notices or other documents required or permitted hereunder shall be drawn up in English; and

(p)	where the day on or by which something must be done is not a Business Day, that thing must be done on or by the next Business Day.

2.	NOVATION

2.1	Novation

With effect from the date of this Deed (“Effective Date”):

(a)	In consideration of the mutual covenants of the Parties hereto, the Substitute Party hereby undertakes to perform the Distribution Agreement and to be bound by the terms and conditions of the Distribution Agreement in every way as if the Substitute Party was a party to the Distribution Agreement in lieu of the Retiring Party.

(b)	The Retiring Party hereby novates and assigns absolutely to the Substitute Party and the Substitute Party hereby accepts the novation from the Retiring Party of all the Retiring Party’s rights, obligations, and liabilities in connection with the Distribution Agreement.

(c)	The Retiring Party hereby assigns all the rights, titles, benefits, interest in and to the Distribution Agreement and the Substitute Party hereby unconditionally accepts the novation and assignment from the Retiring Party of all the Retiring Party’s interest and benefits in connection with the Distribution Agreement.

2.2	Release by Continuing Party

(a)	With effect from the Effective Date, the Continuing Party releases the Retiring Party from:

i.	any obligation and liability under or in respect of the Distribution Agreement; and

ii.	any action, claim and demand it has, or but for this clause 2.2 would have had, against the Retiring Party under or in respect of the Distribution Agreement.

(b)	The Continuing Party gives this release regardless of: -

i.	when the obligation, liability, action, claim or demand arises; and

ii.	whether or not it is now or in the future aware of the facts and circumstances relevant to any obligation, liability, action, claim or demand.

2.3	Release by Retiring Party

(a)	The Retiring Party, on the Effective Date, releases the Continuing Party from: -

i.	any obligation and liability under or in respect of the Distribution Agreement; and

ii.	any action, claim and demand it has, or but for this clause 2.3 would have had, against the Continuing Party under or in respect of the Distribution Agreement.

(b)	The Retiring Party gives this release regardless of: -

i.	when the obligation, liability, action, claim or demand arises; and

ii.	whether or not it is now or in the future aware of the facts and circumstances relevant to any obligation, liability, action, claim or demand.

3.	WARRANTIES

3.1	Each Party warrants and represents to each of the other Parties that: -

(a)	it has full power and authority and have taken all action necessary to execute and deliver and to exercise their rights and perform their obligations under this Deed;

(b)	this Deed is valid and binding on it;

(c)	the execution and delivery of this Deed and performance of the obligations contained herein by the Parties will not violate any applicable laws, the Parties’ constitutional documents or other obligations of restriction which is binding on the Parties; and

(d)	it is aware that each Party to this Deed is reliance on the warranties in executing and delivering this Deed.

4.	MISCELLANEOUS

4.1	Save and except as varied, added, modified or amended herein and such variation, or amendments to the Distribution Agreement as may be necessary for the construction thereof as a result of the changes thereto effected by this Deed, all other terms, covenants, representations, warranties, conditions and provisions of the Distribution Agreement shall remain in full force and effect and shall be read and construed and be enforceable as if the terms of this Deed were incorporated therein and nothing herein shall prejudice or affect the Distribution Agreement.

4.2	This Deed will inure to the benefit of, and be binding upon, the Parties, together with their respective representatives, successors, and assigns.

4.3	This Deed will be governed by, and construed in accordance with, the laws of Malaysia. With respect to any dispute arising out of or related to this Deed, the Parties’ consent to the exclusive jurisdiction of, and venue in, the courts located in Malaysia.

4.4	This Deed may not be amended or modified unless mutually agreed upon in writing by the Parties and no waiver will be effective unless signed by the Party from whom such waiver is sought. The waiver by any Party of a breach of any provision of this Deed will not operate or be construed as a waiver of any subsequent breach.

4.5	If any provision of this Deed is held invalid by any court of competent jurisdiction, such invalidity will not affect the validity or operation of any other provision, and the invalid provision will be deemed severed from this Deed.

4.6	Each Party shall bear its own costs incidental to the preparation and completion of this Deed. All stamp duties payable shall be jointly borne by the Parties.

4.7	This Deed may be executed in any number of counterparts all of which when taken together shall constitute one document.

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IN WITNESS of which the Parties have executed this Deed the day and year first above stated.

RETIRING PARTY

Signed by Lee Seng Chi For and on behalf of SOLAR BINA ENGINEERING SDN. BHD. (Registration No.: 201501018317 (1143649-A)	) ) ) ) )
)
in the presence of: -)		/s/ Lee Seng Chi

CONTINUING PARTY

Signed by Zhou Ping For and on behalf of XIAMEN SOLAR FIRST ENERGY TECHNOLOGY CO., LTD (Company No.: 91350211568407786T	) ) ) ) ) )
in the presence of: -)		/s/ Zhou Ping

SUBSTITUTE PARTY

Signed by Lee Seng Chi For and on behalf of FOUNDER ENERGY SDN. BHD. (Registration No.: 202101013707 (1414006-X)	) ) ) ) ) )
in the presence of: –)		/s/ Lee Seng Chi

SCHEDULE 1

Section	Subject Matter	Details
1	Details of Retiring Party	Name	:	SOLAR BINA ENGINEERING SDN BHD
		Company No.	:	201501018317 (1143649-A)
		Address	:	No. 17, Jalan Astana 1B, Bandar Bukit Raja, 41050 Klang, Selangor Darul Ehsan, Malaysia.
2	Details of Continuing Party	Name	:	XIAMEN SOLAR FIRST ENERGY TECHNOLOGY CO., LTD
		Company No.	:	91350211568407786T
		Address	:	17th Floor, Building No. 3, Xinglinwan Operation Center, Jimei District, Xiamen City, P.R. China.
3	Details of Substitute Party	Name	:	FOUNDER ENERGY SDN BHD
		Company No.	:	202101013707 (1414006-X)
		Address	:	Level 2, Tower 1, Avenue 5, Bangsar South City, 59200 Kuala Lumpur, Malaysia.

FOUNDER ENERGY SDN. BHD.

Registration No. 202101013707 (1414006-X)

(Incorporated in Malaysia)

DIRECTOR’S RESOLUTION IN WRITING PASSED PURSUANT TO COMPANIES ACT 2016

DEED OF NOVATION

WHEREAS

A.	By a distributorship agreement entered between Solar Bina Engineering Sdn. Bhd. (the “Retiring Party”.) and Xiamen Solar First Energy Technology Co., Ltd (the “Continuing Party”) dated 1 January 2020 (“Distribution Agreement”), the Continuing Party has granted the Retiring Party an exclusive distributor right to distribute and sell the Continuing Party’s solar mounting systems in the territory of Malaysia upon the terms and conditions of the Distribution Agreement. A copy of the Distribution Agreement is attached hereto as Annexure A.

B.	In tandem with the mutual agreement made between the Retiring Party and Substituting Party (“Founder Energy Sdn. Bhd.”), the Substitute Party has agreed to replace the Retiring Party and assume its rights and obligations pursuant to the Distribution Agreement.

C.	The Parties hereto have agreed to novate the Distribution Agreement to the Substitute Party upon the terms and subject to the conditions contained herein.

RESOLVED:

THAT approval be and is hereby given by the Company (“Substitute Party”) to enter into a Deed of Novation (collectively referred to as “Agreement”) with Solar Bina Engineering Sdn. Bhd. (Registration No. 201501018317 (1143649-A) (“Retiring Party”) and Xiamen Solar First Energy Technology Sdn. Bhd. (No. Syarikat. 91350211568407786T) (“Continuing Party”) with effect from 1 June 2021, in accordance with the terms and conditions as stipulated in the aforesaid Agreement.

THAT the Continuing Party granted an exclusive right to the Retiring Party to distribute and sell the Continuing Party’s solar mounting system in the territory of Malaysia. And in tandem with the mutual agreement made between the Retiring Party and the Substituting Party, the Substituting Party has agreed to replace the Retiring Party and assume its rights and obligations pursuant to the agreement.

THAT authority be and is hereby given to the Director, Mr. Lee Seng Chi to sign the Tenancy Agreement and any other related documents for and on behalf of the Company.

AND THAT authority be and is hereby given for the Rubber Stamp of the Company to be affixed onto the distributorship agreement and other related documents as and when required in accordance with the Company’s Constitution.

DIRECTOR

/s/ LEE SENG CHI
LEE SENG CHI

Dated: 1 June 2021